Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of NeoGames S.A. (the “Company”) for the year ended December 31, 2021 (the “Report”), I, Moti Malul, Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2022	By: /s/ Moti Malul Moti Malul Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to NeoGames S.A. and will be retained by NeoGames S.A. and furnished to the Securities and Exchange Commission or its staff upon request.